EXHIBIT 10.8

CONSULTING AGREEMENT

THIS AGREEMENT dated for reference as of September 10, 2004;

BETWEEN:

                    PRODIGITAL FILM STUDIOS, INC., a Company

                    incorporated in the State of Nevada, having

                    a business address at 1408 Pawnee Drive,

                    Las Vegas, Nevada 89109

                    (the "Company")

AND:

                    LATITUDE 49? SECURITIES COMPLIANCE, a private consulting company

                    Having a business address at

                    12406 Wright Avenue, P.O. Box 1609, Summerland,

                    British Columbia V0H 1Z0

                    (the "Consultant")

WITNESSES that, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereto covenant and agree each with the other as follows:

1.    SERVICES

1.1    Consultant Services.

Subject to the terms and conditions hereof, the Company shall retain the Consultant to carry out services and the Consultant shall render the following consultative services to the Company:

provide corporate and securities compliance and disclosure services for and on behalf of the Company together with the primary responsibility of assisting in administration of the Company's ongoing corporate and securities disclosure and filing obligations, and such other consultative services as may from time to time be agreed upon between the parties.

1.2    Term of Agreement

The provision of services by the Consultant to the Company hereunder shall commence on and be effective for one month from September 10, 2004 to October 10, 2004, subject to further negotiation at the end of the one month period as to further services that may be required, as decided by the Board of Directors of the Company.

2.    REMUNERATION OF CONSULTANT

2.1    Fee for Services.

The Company agrees to pay the Consultant for the services provided under this Agreement a fee ("Fee") of Cdn$2,500, such Fee shall be due and payable on the 10th day of October 2004 in full payment of the services supplied by the Consultant for the period September 10, 2004 through October 10, 2004. For payment of such Fee, the Consultant agrees to complete the Form 10QSB for the second and third periods of fiscal year-end 2003 and the Form 10KSB for the fiscal year ended June 30, 2004.

2.2    Expenses.

The Company shall reimburse the Consultant for all reasonable expenses actually and properly incurred by the Consultant in the performance of the services hereunder provided that such expenses shall have previously been agreed to by both parties.

2.3    Invoices.

Payment shall be made to the Consultant on the due date of October 10, 2004.

3.    CONVENANTS OF CONSULTANT

3.1    Services.

The Consultant shall render performance of the services hereunder to the best of the Consultant's ability and in a competent and professional manner.

3.2    Time of Services.

The Consultant shall devote such time and attention to the business of the Company as may be agreed to by the Consultant and the Company. The time of service to be provided hereunder by the Consultant shall be as agreed to from time to time by the Company and the Consultant. Subject to the obligations of the Consultant hereunder, the Consultant shall be free to offer services to any other person except where they may be a conflict of interest with the Company.

3.3    Non-disclosure.

The Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose to any person or otherwise use for the Consultant's own director or indirect benefit any information relating to the private or confidential affairs of the Company or relating to any secrets of the Company, other than for the Company's purposes and, without limiting the generality of the foregoing, the Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose exploration and/or development plans, assay results, geological data and/or feasibility reports, financing arrangements and/or joint venture agreements or other confidential information concerning the business operations or financing of the Company, to any person other than for the Company's purposes and shall not (either during the term of this Agreement or at any time thereafter) use for the Consultant's own purposes or for any purposes other than those of the Company any such information or secrets the Consultant may acquire in relation to the Company's business.

4.    INDEPENDENT CONTRACTORS

4.1    Consultant not an Employee.

The Consultant is an independent contractor of the Company and not an employee of the Company and shall not be entitled to receive from the Company any benefits whatsoever.

4.2    Consultant shall not contract on behalf of the Company.

The Consultant shall not, without the prior written consent of the Company, enter into any contract or commitment in the name of or on behalf of the Company or bind the Company in any respect whatsoever.

5.    TERMINATION

5.1    Termination by Company or Consultant.

The Agreement terminates on October 10, 2004.

5.2    Immediately upon termination the Consultant shall forthwith deliver to the Company or such person as the Company shall nominate all of the records of the Company as are held by or under the control of the Consultant.

5.3    Notwithstanding any termination of this Agreement for any reason whatsoever, any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following any such termination. The liability for the payment of fees shall cease upon termination.

6.    INTERPRETATION AND ENFORCEMENT

6.1    Giving of Notice.

Any demand, notice or other communication (a "Communication") to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient at the addresses of the parties provided on the first page of this Agreement or such other address or individual as may be designated by notice by either party to the other. Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof.

6.2    Entire Agreement.

This Agreement, including any and all the Schedules thereto, together with the agreements and other documents to be delivered pursuant hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, represe4ntations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein and therein.

6.3    Assignment.

The Consultant shall not be entitled to assign any of her rights under this Agreement, nor delegate any of its duties or obligations under this Agreement, without the prior written consent of the Company, such consent not to be reasonably withheld.

6.4    Amendment.

This Agreement may be amended or varied only by agreement signed in writing by each of the parties. Unless the context otherwise so requires, a reference to this Agreement shall include a reference to this Agreement as amended or varied from time to time.

6.5    Severability.

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.6    Governing Law.

This Agreement shall be governed by and interpreted in accordance with the laws from time to time in force in British Columbia and each of the parties hereby attorns to the non-exclusive jurisdiction of the courts of British Columbia.

6.7    Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and permitted assigns of the Company respectively.

6.8    Counterparts.

This Agreement may be executed in as many counterparts as are necessary and shall be binding on each party when each party hereto has signed and delivered one such counterpart. When a counterpart of this Agreement has been executed by each party, all counterparts together shall constitute one agreement.

6.9    Copy of Agreement.

The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Company.

IN WITNESS WHEREOF this Agreement has been duly executed by the respective parties hereto effective as of the date first above written.

PRODIGITAL FILM STUDIOS, INC.

By:

/s/ Darone Davis

(Signature)

President & Treasurer

(Print name and title)

LATITUDE 49 SECURITIES COMPLIANCE

By:

/s/ Linda Holmes

(Signature)

Sole Proprietor

(Print name and title)